Revenues	6 Months Ended
Jun. 30, 2020
Disclosure of disaggregation of revenue from contracts with customers [abstract]
Revenues
11. REVENUES
On June 3, 2020, the Company entered into a License Agreement with Medtronic, whereby the Company is providing exclusive access to certain IP rights relating to robotic assisted surgical technologies. The Company is accounting for the license fee at the point in time when the rights were transferred.